UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2019 (September 13, 2019)

Gadsden Properties, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-11635	59-2058100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15150 North Hayden Road, Suite 235, Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

480-530-3495
(Registrant’s telephone number, including area code)

FC Global Realty Incorporated
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01	Entry Into a Material Definitive Agreement.

As previously reported on June 28, 2017 by Gadsden Properties, Inc, formerly known as FC Global Realty Incorporated and, prior to that, known as PhotoMedex, Inc., a Nevada corporation (the “Company”), on June 23, 2017 the Company entered into a Confidential Settlement and Mutual Release Agreement with DS Healthcare Group, Inc. (“DSKX”) under which the Company agreed to drop its lawsuit against DSKX in exchange for certain settlement payments. The lawsuit stemmed from a failed merger arrangement between DSKX and two of the Company’s subsidiaries in 2016. DSKX was to begin settlement payments under specified circumstances, but no later than the completion of its own suit against its former legal representatives for legal malpractice and other claims. That suit was completed in April 2019; DSKX did not make the required payments to the Company, and the Company commenced another suit against DSKX on June 21, 2019.

On September 13, 2019, the Company entered into a Settlement and Mutual Release Agreement (the “Agreement”) with DSKX, under which DSKX will pay to the Company the original settlement sum of $800,000 plus applicable interest of 6% per annum. The Agreement took effect upon the Company’s receipt of an initial payment of $80,000 from DSKX on September 13, 2019. Under the Agreement, DSKX will pay the remainder of the original settlement amount to the Company over a period of not more than 48 months, with an option to prepay. In exchange, the Company received a security interest in DSKX’s future accounts receivable and it dismissed its current suit against DSKX, although the Florida state court in which that suit was filed will retain jurisdiction over the settlement arrangement. Pursuant to the terms of the Agreement, if DSKX fails to make payments, the settlement amount may be accelerated and becomes immediately payable. Each party agreed to a mutual release of claims against the other, and paid its own legal fees and costs in connection with the Agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
99.1	Settlement and Mutual Release Agreement dated September 13, 2019 between FC Global Realty Incorporated (now known as Gadsden Properties, Inc.) and DS Healthcare Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2019	GADSDEN PROPERTIES, INC.

/s/ John Hartman
Name: John Hartman
Title: Chief Executive Officer

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